Exhibit 99.1

Page
The Terraces
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2017 (Unaudited)	F-6
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)	F-7
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2017 (Unaudited)	F-10
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)	F-11
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP
We have audited the accompanying financial statement of the property known as The Terraces located in Rancho Palos Verdes, California, (“The Terraces”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2016, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of The Terraces’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The Terraces for the year ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of The Terraces’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O’Connor Davies, LLP

New York, New York
July 5, 2017

THE TERRACES
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

Year Ended December 31, 2016
Revenues
Rental income (note 4)	$3,932
Total revenues	3,932

Certain Expenses
Utilities	124
Repairs, maintenance and supplies	328
Cleaning and landscaping	102
Real estate taxes	572
Insurance	102
Total certain expenses	1,228

Excess of revenues over certain expenses	$2,704

See accompanying notes to statement of revenues and certain expenses.

THE TERRACES
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016 (AUDITED)

1.     Business Organization
Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.
On March 17, 2017, the Operating Partnership acquired The Terraces, located in Rancho Palos Verdes, California, for an adjusted purchase price of approximately $54.2 million. The Terraces is approximately 173,000 square feet and is anchored by Trader Joe’s, Marshall’s and LA Fitness. The Terraces was acquired with borrowings under the Company’s credit facility.

2.     Basis of Presentation and Summary of Significant Accounting Policies
Basis of Presentation
The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of The Terraces to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of The Terraces.
Revenue Recognition
The Terraces’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.
Use of Estimates
The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires The Terraces’ management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.
Accounts Receivable
Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.     Subsequent Events
The Company has evaluated subsequent events through July 5, 2017, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.    Leases
The Terraces is subject to non-cancelable lease agreements through 2031, subject to various escalation clauses, with tenants for retail space. As of December 31, 2016, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year Ending December 31,	Amounts

2017	$3,110
2018	2,849
2019	2,649
2020	2,433
2021	2,073
Thereafter	11,293
$24,407

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Terraces’ tenant leases generally include tenant renewal options that can extend the lease terms.
Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $48,000 for the year ended December 31, 2016.
5.             Concentrations

For the year ended December 31, 2016, three tenants represented approximately 22%, 14% and 11%, respectively, of The Terraces’ rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the three months ended March 31, 2017 and for the year ended December 31, 2016 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of The Terraces (the “Property”) on January 1, 2016.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2016 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2017. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2016, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	The Terraces (2)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$51,479	$653	$ 8 (4)	$52,140
Recoveries from tenants	13,668	230	—	13,898
Other income	753	—	—	753
Total revenues	65,900	883	8	66,791

Operating expenses
Property operating	9,300	123	—	9,423
Property taxes	7,068	119	—	7,187
Depreciation and amortization	23,058	—	226 (5)	23,284
General and administrative expenses	3,499	—	—	3,499
Other expense	49	—	—	49
Total operating expenses	42,974	242	226	43,442

Operating income	22,926	641	(218)	23,349
Non-operating expenses
Interest expense and other finance expenses	(11,675)	—	(203) (6)	(11,878)
Net income	11,251	641	(421)	11,471
Net income attributable to non-controlling interests	(1,081)	—	(21) (7)	(1,102)
Net Income Attributable to Retail Opportunity Investments Corp.	$10,170	$641	$(442)	$10,369

Earnings per share – basic and diluted	$0.09			$0.09

Dividends per common share	$0.1875			$0.1875

Comprehensive income:
Net income	$11,251	$641	$(421)	$11,471
Other comprehensive income
Unrealized swap derivative gain arising during the period	161	—	—	161
Reclassification adjustment for amortization of interest expense included in net income	555	—	—	555
Other comprehensive income	716	—	—	716
Comprehensive income	11,967	641	(421)	12,187
Comprehensive income attributable to non-controlling interests	(1,081)	—	(21)	(1,102)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$10,886	$641	$(442)	$11,085

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	The Terraces (3)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$183,330	$2,843	$ 36 (4)	$186,209
Recoveries from tenants	51,454	1,089	—	52,543
Other income	2,405	—	—	2,405
Total revenues	237,189	3,932	36	241,157

Operating expenses
Property operating	32,201	656	—	32,857
Property taxes	25,058	572	—	25,630
Depreciation and amortization	88,359	—	1,084 (5)	89,443
General and administrative expenses	13,120	—	—	13,120
Acquisition transaction costs	824	—	—	824
Other expense	456	—	—	456
Total operating expenses	160,018	1,228	1,084	162,330

Operating income	77,171	2,704	(1,048)	78,827
Non-operating expenses
Interest expense and other finance expenses	(40,741)	—	(976) (6)	(41,717)
Net income	36,430	2,704	(2,024)	37,110
Net income attributable to non-controlling interests	(3,676)	—	(69) (7)	(3,745)
Net Income Attributable to Retail Opportunity Investments Corp.	$32,754	$2,704	$(2,093)	$33,365

Earnings per share – basic and diluted	$0.31			$0.32

Dividends per common share	$0.72			$0.72

Comprehensive income:
Net income	$36,430	$2,704	$(2,024)	$37,110
Other comprehensive income
Unrealized swap derivative gain arising during the period	541	—	—	541
Reclassification adjustment for amortization of interest expense included in net income	2,473	—	—	2,473
Other comprehensive income	3,014	—	—	3,014
Comprehensive income	39,444	2,704	(2,024)	40,124
Comprehensive income attributable to non-controlling interests	(3,676)	—	(69)	(3,745)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$35,768	$2,704	$(2,093)	$36,379

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the three months ended March 31, 2017 and the year ended December 31, 2016, respectively.

2.	Derived from the Property’s unaudited financial statements for the period January 1, 2017 through the date of acquisition of March 17, 2017.

3.	Derived from the Property’s audited financial statements for the year ended December 31, 2016.

4.
Reflects the pro forma adjustment of $8,000 and $36,000 for the three months ended March 31, 2017 and the year ended December 31, 2016, respectively, to record operating rents on a straight-line basis beginning January 1, 2016.

5.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	2017 Depreciation Expense (a)	Year Ended December 31, 2016 Depreciation Expense

Building	40 years	$226	$1,084

(a) Represents the period January 1, 2017 through the date of acquisition of March 17, 2017 for the Property.

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

7.	Reflects the pro forma adjustment of net income attributable to non-controlling interests as if the Company had acquired the Property on January 1, 2016.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the three months ended March 31, 2017 and for the year ended December 31, 2016 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of The Terraces (the “Property”) on January 1, 2016.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2016 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2017. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2016, nor does it purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (8)	The Terraces (9)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$51,479	$653	$ 8 (11)	$52,140
Recoveries from tenants	13,668	230	—	13,898
Other income	753	—	—	753
Total revenues	65,900	883	8	66,791

Operating expenses
Property operating	9,300	123	—	9,423
Property taxes	7,068	119	—	7,187
Depreciation and amortization	23,058	—	226 (12)	23,284
General and administrative expenses	3,499	—	—	3,499
Other expense	49	—	—	49
Total operating expenses	42,974	242	226	43,442

Operating income	22,926	641	(218)	23,349
Non-operating expenses
Interest expense and other finance expenses	(11,675)	—	(203) (13)	(11,878)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$11,251	$641	$(421)	$11,471

Earnings per unit – basic and diluted	$0.09			$0.09

Distributions per unit	$0.1875			$0.1875

Comprehensive income:
Net income	$11,251	$641	$(421)	$11,471
Other comprehensive income
Unrealized swap derivative gain arising during the period	161	—	—	161
Reclassification adjustment for amortization of interest expense included in net income	555	—	—	555
Other comprehensive income	716	—	—	716
Comprehensive income	$11,967	$641	$(421)	$12,187
See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (8)	The Terraces (10)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$183,330	$2,843	$ 36 (11)	$186,209
Recoveries from tenants	51,454	1,089	—	52,543
Other income	2,405	—	—	2,405
Total revenues	237,189	3,932	36	241,157

Operating expenses
Property operating	32,201	656	—	32,857
Property taxes	25,058	572	—	25,630
Depreciation and amortization	88,359	—	1,084 (12)	89,443
General and administrative expenses	13,120	—	—	13,120
Acquisition transaction costs	824	—	—	824
Other expense	456	—	—	456
Total operating expenses	160,018	1,228	1,084	162,330

Operating income	77,171	2,704	(1,048)	78,827
Non-operating expenses
Interest expense and other finance expenses	(40,741)	—	(976) (13)	(41,717)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$36,430	$2,704	$(2,024)	$37,110

Earnings per unit – basic and diluted	$0.31			$0.32

Distributions per unit	$0.72			$0.72

Comprehensive income:
Net income	$36,430	$2,704	$(2,024)	$37,110
Other comprehensive income
Unrealized swap derivative gain arising during the period	541	—	—	541
Reclassification adjustment for amortization of interest expense included in net income	2,473	—	—	2,473
Other comprehensive income	3,014	—	—	3,014
Comprehensive income	$39,444	$2,704	$(2,024)	$40,124
See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Adjustments to the Pro Forma Consolidated Financial Statements

8.	Derived from the Operating Partnership’s unaudited and audited financial statements for the three months ended March 31, 2017 and the year ended December 31, 2016, respectively.

9.	Derived from the Property’s unaudited financial statements for the period January 1, 2017 through the date of acquisition of March 17, 2017.

10.	Derived from the Property’s audited financial statements for the year ended December 31, 2016.

11.
Reflects the pro forma adjustment of $8,000 and $36,000 for the three months ended March 31, 2017 and the year ended December 31, 2016, respectively, to record operating rents on a straight-line basis beginning January 1, 2016.

12.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	2017 Depreciation Expense (a)	Year Ended December 31, 2016 Depreciation Expense

Building	40 years	$226	$1,084

(a)	Represents the period January 1, 2017 through the date of acquisition of March 17, 2017 for the Property.

13.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.